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                                                                   Exhibit 23.1


                          INDEPENDENT AUDITORS' CONSENT



The Board of Directors
First Indiana Corporation:


We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the proxy statement and prospectus.



/s/ KPMG LLP

Indianapolis, Indiana
June 22, 2000